Exhibit 10.9

SECURITY AGREEMENT

(Patent)

THIS SECURITY AGREEMENT (PATENT) (“Agreement”), is entered into and made effective as of March 27, 2007, by and between NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation with its principal place of business located at 2201 Second Street, Suite 600, Fort Myers, Florida 33901 (the “Parent”), and the each subsidiary of the Parent listed on Schedule I attached hereto (each a “Subsidiary,” and collectively and together with the Parent, the “Company”), in favor of the CORNELL CAPITAL PARTNERS, L.P. (the “Secured Party”).

WITNESETH:

WHEREAS, the Parent shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement between the Parent and the Secured Party dated as of March __, 2007 (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the “Securities Purchase Agreement”), and the Secured Party shall purchase a secured convertible debenture (the “March Convertible Debenture”);

WHEREAS, the Parent has issued and sold to the Secured Party (i) a secured convertible debenture (including any debentures issued in exchange, transfer or replacement thereof) issued pursuant to the securities purchase agreement between the Parent and the Secured Party dated August 24, 2006 (the “August Convertible Debenture”), (ii) a secured convertible debenture (including any debentures issued in exchange, transfer or replacement thereof) issued pursuant to the securities purchase agreement between the Parent and the Secured Party dated December 29, 2006 (the “December Convertible Debenture,” and collectively along with the March Convertible Debenture and the December Convertible Debenture, the “Convertible Debentures”);

WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the March Convertible Debenture, the Registration Rights Agreement of even date herewith between the Parent and the Secured Party (the “Registration Rights Agreement”), and the Irrevocable Transfer Agent Instructions among the Parent, the Secured Party, the Parent’s transfer agent, and David Gonzalez, Esq. (the “Transfer Agent Instructions”) (collectively referred to as the “Transaction Documents”), each Company hereby grants to the Secured Party a security interest, and in the case of the Parent, grants and extends all previously granted security interests, in and to the Patent Collateral (as defined below) to secure all of the Obligations (as defined below).

WHEREAS, in connection with the Securities Purchase Agreement, each Company has agreed to provide the Secured Party a general security interest in Pledged Property (as this term is defined in the Security Agreement by and between each Company and the Secured Party, dated as of the date hereof (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the “Security Agreement”);

WHEREAS, the Company has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company agrees as follows:

Definitions. Unless otherwise defined herein otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Securities Purchase Agreement.

“Obligations” shall have the meaning assigned to it in the Security Agreement.

Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure the payment and performance of all of the Obligations of the Company, the Company does hereby mortgage, pledge and hypothecate to the Secured Party and grant to the Secured Party a security interest in all of the following property (the “Patent Collateral”), now owned and existing:

all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Schedule “A” hereto;

all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

all patent licenses and other agreements providing the Company with the right to use any of the items of the type referred to in clauses (a) and (b), including each patent license referred to in Schedule “A” hereto;

the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

all proceeds of, and rights associated with, the foregoing, (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

Security Agreement. This Agreement has been executed and delivered by each Company for the purpose of recording the security interest of the Secured Party in the Patent Collateral relating to patents referred to in Schedule “A” with the United States Patent and Trade Marks Office, to the extent it may be so registered therein. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

Release of Security Interest. Upon payment in full of all Obligations the Secured Party shall, at the Company’s expense, execute and deliver to the Company all instruments and other documents as may be necessary or proper to release the lien on any security interest in the Patent Collateral which has been granted hereunder.

Acknowledgement. The Company does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by references herein as if fully set forth herein.

Securities Purchase Agreement. Notwithstanding any other term or provision hereof, in the event that any provisions hereof contradict and are incapable of being construed in conjunction with the provisions of the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement shall take precedence over those contained herein and, in particular, if any act of the Company is expressly permitted under the Securities Purchase Agreement but is prohibited hereunder, any such act shall be permitted hereunder and any encumbrance expressly permitted under the Securities Purchase Agreement to exist or to remain outstanding shall be permitted hereunder and thereunder. This instrument, document or agreement may be sold, assigned or transferred by the Agent in accordance with the terms of the Securities Purchase Agreement.

Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written

NeoMedia Technologies, Inc.

By:	/s/ David A. Dodge
Name: David A. Dodge
Title: CFO

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

COMPANY:
NEOMEDIA MIGRATION, INC.

By:	/s/ David A. Dodge
Name: David A. Dodge
Title: Secretary and Treasurer

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

COMPANY:
NEOMEDIA MICRO PAINT REPAIR, INC.

By:	/s/ David A. Dodge
Name: David A. Dodge
Title: Secretary and Treasurer

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

COMPANY:
NEOMEDIA TELECOM SERVICES, INC.

By:	/s/ David A. Dodge
Name: David A. Dodge
Title: Secretary and Treasurer

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

SECURED PARTY:
CORNELL CAPITAL PARTNERS, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By:	/s/ Mark Angelo
Name: Mark Angelo
Title: Portfolio Manager